DELAWARE GROUP® ADVISER FUNDS
Delaware U.S. Growth Fund

Supplement to the Fund’s Statutory Prospectus dated February 26, 2016
(as amended and restated on May 2, 2016)

VOYAGEUR MUTUAL FUNDS III
Delaware Select Growth Fund

Supplement to the Fund’s Statutory Prospectus dated February 26, 2016

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
Delaware Focus Global Growth Fund

Supplement to the Fund’s Statutory Prospectus dated March 1, 2016

(each a “Fund” and collectively, the “Funds”)

Effective immediately, the following replaces the information in the Funds’ statutory prospectuses in the section entitled “Who manages the Fund – Manager of managers structure”:

The Fund and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisors and recommending to the Board their hiring, termination, or replacement. The SEC order does not currently apply to any sub-advisor that is affiliated with the Fund or the Manager.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

The Fund and Manager are now seeking expanded exemptive relief with the SEC for a new manager of managers exemptive order (the "New MOM Order") that would permit the Manager, with the approval of the Fund’s Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into, terminate, and make material amendments to the related sub-advisory contracts on behalf of the Fund without shareholder approval. If the Fund and Manager are granted the New MOM Order that includes relief related to any affiliated sub-advisors, it would permit the Manager to recommend and hire a broader universe of sub-advisors than it may hire currently. Shareholders of the Fund have approved the use of the New MOM Order subject to the SEC’s granting such relief.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated May 27, 2016.